Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of NovaBay Pharmaceuticals, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas J. Paulson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 13, 2009

/s/ Thomas Paulson
__________________________________________
Thomas J. Paulson
Chief Financial Officer and Treasurer

This Certification is made solely for the purpose of 18 USC Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.